UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 1, 2011

PROBE MANUFACTUIRNG, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17475 Gillette Avenue, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (949) 273-4990

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 1, 2011, we issued a press release announcing that our board of directors has adopted a share repurchase plan, whereby we will repurchase up to 5,000,000 shares of our outstanding and issued common stock. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1 Probe Manufacturing, Inc. Press Release, dated November 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.
(Registrant)

Date	November 1, 2011

/s/ Kambiz Mahdi
(Signature)
Print Name: Kambiz Mahdi
Title: Chief Executive Officer

Exhibit Index

 Exhibit No.

Description

___________

__________________________________________________________

99.1

Probe Manufacturing, Inc. Press Release, dated November 1, 2011.